UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
April 29, 2021
___________________________________
Phreesia, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-38977 (Commission File Number)	20-2275479 (I.R.S. Employer Identification Number)
434 Fayetteville Street, Suite 1400
Raleigh, North Carolina 27601
(Address of principal executive offices and zip code)

(888) 654-7473
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PHR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Phreesia, Inc. (the “Company”) previously announced in a Current Report on Form 8-K, filed on December 8, 2020, the appointment of Randy Rasmussen as Chief Financial Officer. Mr. Rasmussen also will succeed Thomas Altier as the Company’s Principal Financial Officer and Principal Accounting Officer, and will begin in each role effective May 1, 2021. Mr. Altier will be continuing with the Company in a new role as Strategic Advisor to the Chief Executive Officer.

Employment Agreements

Mr. Rasmussen

On April 29, 2021, the Company entered into a second amended and restated employment agreement with Mr. Rasmussen (the “Rasmussen Employment Agreement”), with an effective date of May 1, 2021. Capitalized terms not otherwise defined in this Form 8-K shall have the meanings set forth in the Rasmussen Employment Agreement.

Pursuant to the Rasmussen Employment Agreement, Mr. Rasmussen will receive a base salary of $375,000 per year and is eligible to receive an annual bonus with a target opportunity equal to $260,000.

Pursuant to the Rasmussen Employment Agreement, if Mr. Rasmussen’s employment is terminated by the Company without Cause or if he terminates his employment for Good Reason, Mr. Rasmussen will receive 12 months of his base salary, his prorated bonus for the year of termination based on actual performance, acceleration of all unvested time-based stock options and stock-based awards (the “Rasmussen Time-Based Equity Awards”) that would vest in the 12-month period following the date of termination, and, subject to his election to receive COBRA benefits and his copayment of premium amounts at the active employee rate, up to 12 months of COBRA benefits. The receipt of any such payments and benefits are all subject to execution and non-revocation by Mr. Rasmussen of a separation agreement and release in a form and manner satisfactory to the Company.

Under the Rasmussen Employment Agreement, 50% of the Rasmussen Time-Based Equity Awards will accelerate and become exercisable upon a Change in Control, and the remaining unvested Rasmussen Time-Based Equity Awards will accelerate and become exercisable on the first anniversary of the Change in Control, subject to Mr. Rasmussen’s continued service through such date. In addition, if Mr. Rasmussen is terminated within 24 months following a Change in Control, all remaining Rasmussen Time-Based Equity Awards shall accelerate and become exercisable upon termination and, in lieu of the severance payments and benefits described in the preceding paragraph, Mr. Rasmussen will be entitled to receive (A) one and one-half times the sum of his base salary and target bonus for the then-current year, (B) a prorated target bonus for the year in which termination occurs, and, (C) subject to his election to receive COBRA benefits and his copayment of premiums amounts at the active employee rate, up to 18 months of COBRA benefits. The receipt of such payments and benefits are all subject to execution and non-revocation by Mr. Rasmussen of a separation agreement and release in a form and manner satisfactory to the Company.

The foregoing description is qualified in its entirety by reference to the full text of the Rasmussen Employment Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Mr. Altier

On May 3, 2021, the Company entered into a third amended and restated employment agreement with Mr. Altier, (the “Altier Employment Agreement”), with an effective date of May 1, 2021. Capitalized terms not otherwise defined in this Form 8-K shall have the meanings set forth in the Altier Employment Agreement.

Pursuant to the Altier Employment Agreement, Mr. Altier will receive a base salary of $200,000 per year and is not eligible to receive an annual bonus.

Pursuant to the Altier Employment Agreement, if Mr. Altier’s employment is terminated by the Company without Cause or if he terminates his employment for Good Reason, Mr. Altier will receive 12 months of his base salary, acceleration of all unvested time-based stock options and stock-based awards (the “Altier Time-Based Equity Awards”) that would vest in the 12-month period following the date of termination, and, subject to his election to receive COBRA benefits and his copayment of premiums amounts at the active employee rate, up to 12 months of COBRA benefits. The receipt of any such payments and benefits are all subject to execution and non-revocation by Mr. Altier of a separation agreement and release in a form and manner satisfactory to the Company.

Under the Altier Employment Agreement, 50% of the Altier Time-Based Equity Awards will accelerate and become exercisable upon a Change in Control, and the remaining unvested Altier Time-Based Equity Awards will accelerate and become exercisable on the first anniversary of the Change in Control, subject to Mr. Altier’s continued service through such date. In addition, if Mr. Altier is terminated within 24 months following a Change in Control, all remaining Altier Time-Based Equity Awards shall accelerate and become exercisable upon termination and, in lieu of the severance payments and benefits described in the preceding paragraph, Mr. Altier will be entitled to receive (A) one and one-half times his base salary, and, (B) subject to his election to receive COBRA benefits and his copayment of premiums amounts at the active employee rate, up to 18 months of COBRA benefits. The receipt of such payments and benefits are all subject to execution and non-revocation by Mr. Altier of a separation agreement and release in a form and manner satisfactory to the Company.

The foregoing description is qualified in its entirety by reference to the full text of the Altier Employment Agreement, which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
10.1	Second Amended and Restated Employment Agreement between Phreesia, Inc. and Randy Rasmussen, effective May 1, 2021.
10.2	Third Amended and Restated Employment Agreement between Phreesia, Inc. and Thomas Altier, effective May 1, 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2021	Phreesia, Inc.

	By:	/s/ Randy Rasmussen
	Name:	Randy Rasmussen
	Title:	Chief Financial Officer